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                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. 1)


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[_] Soliciting Materials Pursuant to (S)240.14a-11(C) or (S) 240.14a-12

                           DSG International Limited
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                (Name of Registrant as Specified In Its Charter)


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                            DSG INTERNATIONAL LIMITED


                    Notice of Postponement and Relocation of
                  Tenth Annual General Meeting of Shareholders
                         Now To Be Held November 8, 2001


                                                                October 15, 2001

     Due to unstable conditions in Indonesia, the Tenth Annual General Meeting of Shareholders of DSG International Limited will be postponed to Thursday, November 8, 2001 and relocated to New World Renaissance Hotel at 22 Salisbury Road, Tsimshatsui, Kowloon, Hong Kong aat 10:00 a.m. local time, for the following purposes:


     1.   To elect directors for the ensuing year.
     2.   To ratify the appointment of auditors.
     3. To act upon any other matters properly coming before the meeting and any adjournment thereof.

     Only shareholders of record at the close of business on September 25, 2001 are entitled to notice of and to vote at the meeting or any adjournment thereof.




                                   By order of the Board of Directors,


                                   /s/ Johnny Tsui


                                   Johnny Tsui
                                   Secretary

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                                   AMENDMENT


Please replace the word "eight" on the first line on Page 2 of the Proxy Statement under "ELECTION OF DIRECTORS" by the word "nine".

Sorry for any inconvenience caused.


By order of the Board of Directors of
DSG INTERNATIONAL LIMITED